Exhibit 10.9

SCHOLASTIC CORPORATION 2001 STOCK INCENTIVE PLAN
(Amended and Restated as of September 23, 2008)

ARTICLE I
PURPOSE

          The purpose of this Scholastic Corporation 2001 Stock Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer employees of, and Consultants to, the Company and its Affiliates stock-based incentives in the Company, thereby creating a means to raise the level of stock ownership by employees and Consultants in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders.

ARTICLE II
DEFINITIONS

          For purposes of this Plan, the following terms shall have the following meanings:

2.1 “ACQUISITION EVENT” has the meaning set forth in Section 4.2(d).

2.2 “AFFILIATE” means each of the following: (i) any Subsidiary; (ii) any Parent; (iii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; (iv) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company or a Parent; and (v) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee.

2.3 “AWARD” means any award under this Plan of any (a) Stock Option; (b) Restricted Stock; (c) Other Stock-Based Award; or (d) other award providing benefits similar to (a) through (c) designed to meet the requirements of a Foreign Jurisdiction.

2.4 “AWARD AGREEMENT” means, with respect to each Award, a written agreement between the Company and the Participant setting forth the terms and conditions of the Award, including, without limitation, a Stock Option Agreement and Restricted Stock Agreement.

2.5 “BOARD” means the Board of Directors of the Company.

2.6 “CAUSE” shall mean, with respect to the Termination of Employment of an employee or Termination of Consultancy of a Consultant, (1) in the case where there is no employment agreement or consultancy agreement between the Company or an Affiliate and the Participant in effect at the time of the relevant grant or where there is an employment agreement or consultancy agreement in effect at such time, but such agreement does not define “cause” (or words of like import), termination due to a Participant’s dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of his or her duties for the Company or an Affiliate, as determined by the Committee in its sole discretion; or (2) in the case where there is an employment agreement or consultancy agreement between the Company or an Affiliate and the Participant in effect at the time of grant that defines cause (or words of like import), termination that is or would be deemed to be “for cause” (or words of like import) as defined under such employment agreement or consultancy agreement at the time of grant, as determined by the Committee in its sole discretion.

2.7 “CODE” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision.

2.8 “COMMITTEE” means a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3, a “non-employee director” as defined in Rule 16b-3 and, to the extent required by Section 162(m) of the Code and any regulations thereunder, an “outside director” as defined under Section 162(m) of the Code; provided, however, that if and to the extent that no Committee exists which has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board and all references herein to the Committee shall be deemed to be references to the Board.

2.9 “COMMON STOCK” means the Common Stock, $.01 par value per share, of the Company.

2.10 “COMPANY” means Scholastic Corporation, a Delaware corporation, and its successors by operation of law.

2.11 “CONSULTANT” means any advisor or consultant to the Company or its Affiliates.

2.12 “DISABILITY” means (1) in the case where there is no employment agreement or consultancy agreement between the Company or an Affiliate and the Participant in effect at the time of the relevant grant, or where there is an employment agreement or consultancy agreement in effect at such time, but such agreement does not define disability, total and permanent disability, as defined in Section 22(e)(3) of the Code, as determined by the Committee in its sole discretion; or (2) in the case where there is an employment agreement or consultancy agreement between the Company or an Affiliate and the Participant at the time of the relevant grant that defines disability, disability as defined under such employment agreement or consultancy agreement, as determined by the Committee in its sole discretion.

2.13 “EFFECTIVE DATE” means the effective date of this Plan as defined in Article XIV.

2.14 “ELIGIBLE EMPLOYEE” means each employee of the Company or an Affiliate.

2.15 “EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

2.16 “FAIR MARKET VALUE” means, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date, the mean between the high and low sales prices of a share of Common Stock on the applicable date: (i) as reported on the principal national securities exchange on which it is then traded or The Nasdaq Stock Market, Inc. (“NASDAQ”) or (ii) if not traded on any such national securities exchange or NASDAQ the mean of the closing bid and asked prices of a share of Common Stock as reported by an automated quotation system sponsored by the National Association of Securities Dealers, Inc. If

the Common Stock is not readily tradable on a national securities exchange, NASDAQ or any automated quotation system sponsored by the National Association of Securities Dealers, Inc., its Fair Market Value shall be set in good faith by the Committee. Notwithstanding anything herein to the contrary, with respect to Incentive Stock Options, “Fair Market Value” means the price for Common Stock set by the Committee in good faith based on reasonable methods set forth under Section 422 of the Code and the regulations thereunder including, without limitation, a method utilizing the average of prices of the Common Stock reported on the principal national securities exchange on which it is then traded during a reasonable period designated by the Committee. For purposes of the grant of any Stock Option, the applicable date shall be the date for which a mean sales price is available at the time of grant.

2.17 “FAMILY MEMBER” means, solely to the extent provided for in Securities Act Form S-8, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the employee) control the management of assets, and any other entity in which these persons (or the employee) own more than 50% of the voting interests or as otherwise defined in Securities Act Form S-8.

2.18 “FOREIGN JURISDICTION” means any jurisdiction outside of the United States including, without limitation, countries, states, provinces and localities.

2.19 “INCENTIVE STOCK OPTION” means any Stock Option awarded to an Eligible Employee under this Plan intended to be, and designated as, an “Incentive Stock Option” within the meaning of Section 422 of the Code.

2.20 “NON-QUALIFIED STOCK OPTION” means any Stock Option awarded under this Plan that is not an Incentive Stock Option.

2.21 “OTHER STOCK-BASED AWARD” means an Award of Common Stock and other Awards made pursuant to Article VIII that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock, including, without limitation, an Award valued by reference to performance of an Affiliate.

2.22 “PARENT” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.23 “PARTICIPANT” means any Eligible Employee or Consultant to whom an Award has been made under this Plan.

2.24 “PERFORMANCE GOALS” has the meaning set forth in Section 9.1.

2.25 “PLAN” means this Scholastic Corporation 2001 Stock Incentive Plan, as amended from time to time.

2.26 “RESTRICTED STOCK” means an Award of shares of Common Stock under this Plan that is subject to restrictions under Article VII.

2.27 “RESTRICTION PERIOD” has the meaning set forth in Section 7.3(a) with respect to Restricted Stock or Other Stock-Based Awards.

2.28 “RULE 16B-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

2.29 “SECTION 162(M) OF THE CODE” means Section 162(m) of the Code and any Treasury regulations thereunder.

2.30 “SECURITIES ACT” means the Securities Act of 1933, as amended. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

2.31 “STOCK OPTION” or “OPTION” means any option to purchase shares of Common Stock granted to Eligible Employees or Consultants under Article VI.

2.32 “SUBSIDIARY” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.33 “TEN PERCENT STOCKHOLDER” means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

2.34 “TERMINATION OF CONSULTANCY” means (i) the expiration of the contract (or in the case of more than one contract, all contracts) under which services are performed by the Consultant for the Company or an Affiliate; or (ii) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a non-employee director upon the termination of his or her consultancy, the Committee, in its sole and absolute discretion, may determine that no Termination of Consultancy shall be deemed to occur until such time as such individual is no longer a Consultant, an Eligible Employee or a non-employee director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Award Agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

2.35 “TERMINATION OF EMPLOYMENT” means: (i) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (ii) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or non-employee director upon the termination of his or her employment, the Committee, in its sole and absolute discretion, may determine that no Termination of Employment shall be deemed to occur until such time as such individual is no longer an Eligible Employee, a Consultant or a non-employee director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Employment in the Award Agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

2.36 “TRANSFER” means (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, hypothecate, encumber, or otherwise dispose of (including the issuance of equity in a Person), whether for value or no value and whether voluntarily or involuntarily (including by operation of law).

ARTICLE III
ADMINISTRATION

3.1 THE COMMITTEE. The Plan shall be administered and interpreted by the Committee. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or Section 162(m) of the Code shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

3.2 GRANTS OF AWARDS. The Committee shall have full authority to grant to Eligible Employees and Consultants, pursuant to the terms of this Plan, (i) Stock Options, (ii) Restricted Stock, (iii) Other Stock-Based Awards or (iv) other awards providing benefits similar to (i) through (iii) designed to meet the requirements of Foreign Jurisdictions. All Awards shall be granted by, confirmed by, and subject to the terms of, a written Award Agreement executed by the Company and the Participant. In particular, the Committee shall have the authority:

          (a) to select the Eligible Employees and Consultants to whom Awards may from time to time be granted hereunder;

          (b) to determine whether and to what extent Awards, including any combination of two or more Awards, are to be granted hereunder to one or more Eligible Employees or Consultants;

          (c) to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Award granted hereunder;

          (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof and any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

          (e) to determine whether and under what circumstances or method a Stock Option may be settled;

          (f) to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option or whether an Award is intended to satisfy Section 162(m) of the Code;

          (g) to determine whether to require an Eligible Employee or Consultant, as a condition of the granting of any Award, not to sell or otherwise dispose of shares of Common Stock acquired pursuant to the exercise of an Option or an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option or Award;

          (h) to modify, extend or renew an Award, subject to Articles XI and XV herein, provided, however, that if an Award is modified, extended or renewed and thereby deemed to be the issuance of a new Award under the Code or the applicable accounting rules, the exercise price of an Award may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal; and

          (i) to offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time such offer is made.

3.3 GUIDELINES. Subject to Articles XI and XV hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of this Plan. The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to the taxes of, Foreign Jurisdictions to comply with applicable tax, securities and other laws and may impose any limitations and restrictions that it deems necessary to comply with the applicable tax, securities and other laws of such Foreign Jurisdictions. To the extent applicable, this Plan is intended to comply with Section 162(m) of the Code and the applicable requirements of Rule 16b-3 and shall be limited, construed and interpreted in a manner so as to comply therewith.

3.4 DECISIONS FINAL. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

3.5 RELIANCE ON COUNSEL. The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

3.6 PROCEDURES. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members, in accordance with the By-Laws of the Company, shall be fully as effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.7 DESIGNATION OF CONSULTANTS/LIABILITY.

          (a) The Committee may designate employees of the Company and Affiliates and professional advisors to assist the Committee in the administration of this Plan and may grant authority to officers to execute Award Agreements or other documents on behalf of the Committee.

          (b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any employee of the Company or Affiliate designated pursuant to Paragraph (a) above shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer of the Company or Affiliate or member or former member of the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it. To the maximum extent permitted by applicable law or the Certificate of Incorporation or By-Laws of the Company (or if applicable, of an Affiliate) and to the extent not covered by insurance, each officer and member or former member of the Committee shall be indemnified and held harmless by the Company (or if applicable, an Affiliate) against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and shall be advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with this Plan, except to the extent arising out of such officer’s, member’s or former member’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

ARTICLE IV
SHARE AND OTHER LIMITATIONS

4.1 SHARES.

          (a) GENERAL LIMITATION. The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan or with respect to which Awards may be granted shall not exceed 6,000,000 shares of Common Stock (subject to any increase or decrease pursuant to Section 4.2) with respect to all types of Awards. The shares of Common Stock available under this Plan may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company. If any Stock Option granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full or, with respect to Stock Options, the Company repurchases any Stock Option, the number of shares of Common Stock underlying such unexercised or repurchased Stock Option shall again be available for the purposes of Awards under this Plan. If any shares of Restricted Stock awarded under this Plan to a Participant are forfeited or repurchased by the Company for any reason, the number of forfeited or repurchased shares of Restricted Stock shall again be available for the purposes of Awards under this Plan. If Common Stock has been delivered or exchanged by a Participant as full or partial payment to the Company of an exercise price or the price of the purchase of an Award other than an Incentive Stock Option, the number of shares of Common Stock exchanged as payment in connection with the exercise or purchase shall again be available for purposes of determining the number of shares of Common Stock available for Awards other than Incentive Stock Options. If Common Stock has been delivered by a Participant for payment of withholding taxes, or if the number of shares of Common Stock otherwise deliverable has been reduced for payment of withholding taxes, the number of shares of Common Stock delivered by such Participant or reduced for payment of withholding taxes shall again be available for purposes of determining the number of shares of Common Stock available for Awards other than Incentive Stock Options.

          (b) INDIVIDUAL PARTICIPANT LIMITATIONS.

                    (i) The maximum number of shares of Common Stock subject to any Stock Option or other Award intended to comply with Section 162(m) of the Code which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 250,000 shares per type of Award (subject to any increase or decrease pursuant to Section 4.2).

                    (ii) There are no annual individual Eligible Employee or Consultant share limitations on Restricted Stock awards unless the grant of such Award or the lapse of the relevant Restriction Period is subject to attainment of Performance Goals in accordance with Article IX hereof.

                    (iii) The individual Participant limitations set forth in this Section 4.1(b) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to an Eligible Employee or a Consultant during a fiscal year are not covered by an Award to such Eligible Employee or Consultant in a fiscal year, the number of shares of Common Stock available for Awards to such Eligible Employee or Consultant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.

4.2 CHANGES.

          (a) The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company or any Affiliate, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company or any Affiliate, any sale or transfer of all or part of the assets or business of the Company or any Affiliate or any other corporate act or proceeding.

          (b) Subject to the provisions of Section 4.2(d), in the event of any change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, recapitalization, or other change in the capital structure of the Company, non-cash distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase any Common Stock or securities convertible into Common Stock, or any other corporate transaction or event having an effect similar to any of the foregoing and effected, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Stock Option or other Award granted under this Plan and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as, and to the extent that, the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan, and any such adjustment determined by the Committee in good faith shall be final, binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

          (c) Fractional shares of Common Stock resulting from any adjustment in Options or Awards pursuant to Section 4.2(b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

          (d) In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company’s assets (all of the foregoing being referred to as “Acquisition Events”), then the Committee may, in its sole discretion, terminate, effective as of the date of the Acquisition Event, all outstanding Stock Options and Other Stock-Based Awards with respect to which a Participant has a right to exercise, by delivering notice of termination to each Participant at least 30 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of such Awards held by the Participant that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Stock Option or Award Agreements), but any such exercise shall be contingent upon and subject to the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

          If an Acquisition Event occurs but the Committee does not terminate the outstanding Stock Options pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

4.3 MINIMUM PURCHASE PRICE. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.

ARTICLE V
ELIGIBILITY

5.1 GENERAL ELIGIBILITY. All Eligible Employees and Consultants and prospective employees of and Consultants to the Company and its Affiliates are eligible to be granted Non-Qualified Stock Options, Restricted Stock, Other Stock-Based Awards and awards providing benefits similar to each of the foregoing designed to meet the requirements of Foreign Jurisdictions under this Plan. Eligibility for the grant of an Award and actual participation in this Plan shall be determined by the Committee in its sole discretion. The vesting and exercise of

Awards granted to a prospective employee or Consultant are conditioned upon such individual actually becoming an Eligible Employee or Consultant.

5.2 INCENTIVE STOCK OPTIONS. All Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under this Plan. Eligibility for the grant of an Award and actual participation in this Plan shall be determined by the Committee in its sole discretion.

ARTICLE VI
STOCK OPTIONS

6.1 STOCK OPTIONS. Each Stock Option granted hereunder shall be one of two types: (i) a Non-Qualified Stock Option; or (ii) an Incentive Stock Option intended to satisfy the requirements of Section 422 of the Code.

6.2 GRANTS. The Committee shall have the authority to grant to any Eligible Employee one or more Non-Qualified Stock Options, Incentive Stock Options or both types of Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option, or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option. The Committee shall have the authority to grant to any Consultant one or more Non-Qualified Stock Options. Notwithstanding any other provision of this Plan to the contrary or any provision in an Award Agreement evidencing the grant of a Stock Option to the contrary, any Stock Option granted to an Eligible Employee of an Affiliate (other than an Affiliate which is a Parent or a Subsidiary) shall be a Non-Qualified Stock Option.

6.3 TERMS OF STOCK OPTIONS. Stock Options granted under this Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

          (a) EXERCISE PRICE. The exercise price per share of Common Stock shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of a share of Common Stock at the time of grant; provided, however, that if an Incentive Stock Option is granted to a Ten Percent Stockholder, the exercise price shall be no less than 110% of the Fair Market Value of the Common Stock at the time of grant.

          (b) STOCK OPTION TERM. The term of each Stock Option shall be fixed by the Committee; provided, however, that no Stock Option shall be exercisable more than 10 years after the date such Stock Option is granted; and further provided that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed 5 years.

          (c) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock

Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

          (d) METHOD OF EXERCISE. Subject to whatever installment exercise and waiting period provisions apply under Paragraph (c) above, Stock Options may be exercised in whole or in part at any time and from time to time during the Stock Option term by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows:

                    (i) in cash or by check, bank draft or money order payable to the order of the Company;

                    (ii) if the Common Stock is traded on a national securities exchange, The Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, through a “cashless exercise” procedure whereby the Participant delivers irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price; or

                    (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant for any minimum period necessary to avoid an accounting charge to the Company’s earnings on its financial statements (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

          (e) INCENTIVE STOCK OPTION LIMITATIONS. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until 3 months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required for such purpose, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

          (f) FORM, MODIFICATION, EXTENSION AND RENEWAL OF STOCK OPTIONS. Subject to the terms and conditions and within the limitations of this Plan, Stock Options shall be evidenced by such form of Award Agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under this Plan (provided that the rights of a Participant are not reduced without his or her consent), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised).

         (g) OTHER TERMS AND CONDITIONS. Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of this Plan, as the Committee shall deem appropriate including, without limitation, permitting “reloads” such that the same number of Options are granted as the number of shares used to pay for the exercise price of Options and/or shares used to pay withholding taxes (“Reloads”). With respect to Reloads, the exercise price of the new Stock Option shall be the Fair Market Value on the date of the “reload” and the term of the Stock Option shall be the same as the remaining term of the Options that are exercised, if applicable, or such other exercise price and term as determined by the Committee.

ARTICLE VII
RESTRICTED STOCK

7.1 AWARDS OF RESTRICTED STOCK. Shares of Restricted Stock may be issued to Eligible Employees or Consultants either alone or in addition to other Awards granted under this Plan. The Committee shall determine the Eligible Employees or Consultants to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient (subject to Section 7.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.

7.2 AWARDS AND CERTIFICATES. An Eligible Employee or Consultant selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered to the Company a fully executed copy of the applicable Award Agreement relating thereto and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

          (a) PURCHASE PRICE. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

          (b) ACCEPTANCE. Awards of Restricted Stock must be accepted within a period of 30 days (or such shorter period as the Committee may specify at grant) after the Award date by executing a Restricted Stock Award Agreement and by paying whatever price (if any) the Committee has designated thereunder.

          (c) CUSTODY. Shares of Restricted Stock shall be recorded by book entry by the transfer agent, unless the Committee elects to use another system, and no stock certificates evidencing shares of Common Stock relating to the Restricted Stock shall be issued until the restrictions thereon shall have lapsed.

7.3 RESTRICTIONS AND CONDITIONS ON RESTRICTED STOCK AWARDS. Shares of Restricted Stock awarded pursuant to this Plan shall be subject to Article XIII and the following restrictions and conditions:

          (a) RESTRICTION PERIOD; VESTING AND ACCELERATION OF VESTING. The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in the Restricted Stock Award Agreement, and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of Performance Goals pursuant to Article IX below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.

          (b) RIGHTS AS STOCKHOLDER. Except as provided in this Paragraph (b) and Paragraph (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, the rights of a holder of shares of Common Stock of the Company to receive any dividends and the right to vote such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

          (c) LAPSE OF RESTRICTIONS. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered at the direction of the Participant. All legends shall be removed from said certificates at the time of such delivery to the Participant except as otherwise required by applicable law or other limitations imposed by the Committee.

ARTICLE VIII
OTHER STOCK-BASED AWARDS

8.1 OTHER AWARDS. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with Stock Options or Restricted Stock. Subject to the provisions of this Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified performance period.

8.2 TERMS AND CONDITIONS. Other Stock-Based Awards made pursuant to this Article VIII shall be subject to the following terms and conditions:

          (a) NON-TRANSFERABILITY. Subject to the applicable provisions of the Award Agreement and this Plan, shares of Common Stock subject to Awards made under this Article VIII may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

          (b) DIVIDENDS. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award Agreement and this Plan, the recipient of an Award under this Article VIII shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion.

          (c) VESTING. Any Award under this Article VIII and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.

          (d) WAIVER OF LIMITATION. The Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this Article VIII.

          (e) PRICE. Subject to the next sentence, Common Stock or Other Stock-Based Awards issued on a bonus basis under this Article VIII may be issued for no cash consideration; Common Stock or Other Stock-Based Awards purchased pursuant to a purchase right awarded under this Article VIII shall be priced as determined by the Committee. Subject to Section 4.3, the purchase price of shares of Common Stock or Other Stock-Based Awards may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value. The purchase of shares of Common Stock or Other Stock-Based Awards may be made on either an after-tax or pre-tax basis, as determined by the Committee; provided, however, that if the purchase is made on a pre-tax basis, such purchase shall be made pursuant to a deferred compensation program established by the Committee, which will be deemed a part of this Plan.

ARTICLE IX
PERFORMANCE GOALS

          9.1 PERFORMANCE GOALS, FORMULAE OR STANDARDS. The Committee may condition the grant or vesting of Stock Options, Restricted Stock or Other Stock-Based Awards upon the attainment of specified performance goals (“Performance Goals”), including established Performance Goals intended to meet the requirements of qualified performance-based compensation under Section 162(m) of the Code (“Qualified Performance-Based Compensation”), or such other factors as the Committee may determine, in its sole discretion. If the grant of shares pursuant to an Award or the lapse of restrictions of an Award is intended to constitute Qualified Performance-Based Compensation, the Committee shall establish the Performance Goals and the applicable vesting percentage of the Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to an Award that is intended to constitute Qualified Performance-Based Compensation, to the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the Performance Criteria set forth in Exhibit A hereto. Qualified Performance-Based Compensation does not include any amount or portion of any amount that will be paid either regardless of performance, or based upon a level of performance that is substantially certain to be met at the time the criteria is established. Compensation may be Qualified Performance-Based Compensation where the amount will be paid regardless of satisfaction of the performance criteria due to the Participant’s death, Disability, or a Change in Control event (as defined in Treasury Regulations § l.409A-3(i)(5)(i)), provided that a payment made under such circumstances without regard to the satisfaction of the performance criteria will not constitute Qualified Performance-Based Compensation. Restricted Stock Awards or Other Stock-Based Awards intended to be Qualified Performance-Based Compensation under Code Section 162(m)(4)(C) shall not be payable prior to attainment of the relevant Performance Goals; provided, however, that (i) the Committee may provide, either in connection with the grant of an Award of Restricted Stock or Other Stock-Based Award or by amendment thereafter, that achievement of such performance goals will be waived upon the death or disability (within the meaning of Code Section 162(m)) of the Participant, or in connection with a change in ownership or control of the Company (within the meaning of Code Section 162(m)) and, (ii) solely with respect to performance periods commencing on or prior to December 31, 2008, the Committee may also provide for such waiver upon Termination of Employment or Termination of Consultancy (as applicable) by reason of retirement on or after age 55 in accordance with the Company’s standard retirement policies, involuntary termination without Cause, or resignation for good reason, as may be determined by the Committee.

ARTICLE X
NON-TRANSFERABILITY AND TERMINATION OF
EMPLOYMENT/CONSULTANCY

10.1 NON-TRANSFERABILITY. Except as otherwise provided herein, no Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution. Except as otherwise provided herein, all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Shares of Restricted Stock under Article VII may not be Transferred prior to the date on which shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses. No Award shall, except as otherwise specifically provided by law or herein, be Transferable in any manner, and any attempt to Transfer any such Award shall be void, and no such Award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person. Notwithstanding any provision herein to the contrary, the Committee may determine at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section 10.1 is Transferable to, and exercisable by, a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option that is Transferred to a Family Member during the pursuant to the preceding sentence (i) may not be subsequently Transferred during the employee’s lifetime other than to the employee or another Family Member and (ii) remains subject to the terms of this Plan and the Award Agreement.

10.2 TERMINATION OF EMPLOYMENT OR TERMINATION OF CONSULTANCY. The following rules apply with regard to the Termination of Employment or Termination of Consultancy of a Participant:

          (a) RULES APPLICABLE TO STOCK OPTIONS. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter:

                    (i) TERMINATION BY REASON OF DEATH OR DISABILITY. If a Participant’s Termination of Employment or Termination of Consultancy is by reason of death, or Disability, all Stock Options held by such Participant shall become fully exercisable on the date of such Termination of Employment or Termination of Consultancy and may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant’s estate) at any time within a period of one year from the date of such Termination of Employment or Termination of Consultancy, but in no event beyond the expiration of the stated terms of such Stock Options.

                    (ii) TERMINATION BY REASON OF RETIREMENT. In the event of a Participant’s Termination of Employment on or after age 55 in accordance with the Company’s standard retirement policies, all Stock Options held by such Participant may be exercised, to the extent exercisable at the Participant’s Termination of Employment, by the Participant at any time within a period of three years from the date of such Termination of Employment, but in no event beyond the expiration of the stated terms of such Stock Options.

                    (iii) INVOLUNTARY TERMINATION WITHOUT CAUSE. If a Participant’s Termination of Employment or Termination of Consultancy is by involuntary termination without Cause, all Stock Options held by such Participant may be exercised, to the extent exercisable at Termination of Employment or Termination of Consultancy, by the Participant at any time within a period of 90 days from the date of such Termination of Employment or Termination of Consultancy, but in no event beyond the expiration of the stated term of such Stock Options.

                    (iv) TERMINATION FOR CAUSE OR FOR ANY REASON OTHER THAN DEATH, DISABILITY, RETIREMENT OR INVOLUNTARY TERMINATION WITHOUT CAUSE. If a Participant’s Termination of Employment or Termination of Consultancy is for Cause, all Stock Options held by such Participant shall thereupon terminate and expire as of the date of such Termination of Employment or Termination of Consultancy. If a Participant’s Termination of Employment or Termination of Consultancy is for any reason other than Cause, death, Disability, retirement (as described in clause (ii) above), or other than an involuntary Termination of Employment or Termination of Consultancy without Cause, including, without limitation, a voluntary Termination of Employment or Termination of Consultancy, all Stock Options held by such Participant may be exercised, to the extent exercisable at Termination of Employment or Termination of Consultancy, by the Participant at any time within a period of 90 days from the date of such Termination of Employment or Termination of Consultancy, but in no event beyond the expiration of the stated term of such Stock Options.

10.3 RULES APPLICABLE TO RESTRICTED STOCK AND OTHER STOCK-BASED AWARDS. Subject to the applicable provisions of the Award Agreement and this Plan and except as provided in Section 9.1 hereof with respect to Qualified Performance-Based Compensation, upon a Participant’s Termination of Employment or Termination of Consultancy for any reason during the relevant Restriction Period or other period specified in the Award Agreement, all unvested Restricted Stock and Other Stock-Based Awards will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

ARTICLE XI
TERMINATION OR AMENDMENT OF PLAN

          Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XIII), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company in accordance with the Company’s Certificate of Incorporation and the laws of the State of Delaware, to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would (i) increase the aggregate number of shares of Common

Stock that may be issued under this Plan; (ii) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b); (iii) change the classification of employees or Consultants eligible to receive Awards under this Plan; (iv) decrease the minimum option price of any Stock Option; (v) extend the maximum option period under Section 6.3; (vi) materially alter the Performance Criteria for Awards as set forth in Exhibit A; or (vii) require stockholder approval in order for this Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code.

          The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder’s consent.

ARTICLE XII
UNFUNDED PLAN

12.1 UNFUNDED STATUS OF PLAN. This Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

ARTICLE XIII
GENERAL PROVISIONS

13.1 LEGEND. The Committee may require each person receiving shares pursuant to an Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for any shares issued under the Plan shall include any legend which the Committee deems appropriate to reflect any restrictions on Transfer if the shares of Common Stock available under Plan are no longer registered under a Securities Act Form S-8 or any successor form. All certificates for shares of Common Stock delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

13.2 OTHER PLANS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.3 NO RIGHT TO EMPLOYMENT/CONSULTANCY. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee or Consultant any right with respect to continuance of employment or Consultancy by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant is retained to terminate his or her employment or Consultancy at any time.

13.4 WITHHOLDING OF TAXES. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any minimum Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock, or upon making an election under Code Section 83(b), a Participant shall pay all required withholding to the Company.

          Any such withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable by the Company or by delivering shares of Common Stock already owned by the Participant. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

13.5 LISTING AND OTHER CONDITIONS.

          (a) Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Stock Option with respect to such shares shall be suspended until such listing has been effected.

          (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Stock Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

          (c) Upon termination of any period of suspension under this Section 13.5, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Stock Option.

          (d) A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

13.6 GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

13.7 CONSTRUCTION. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

13.8 OTHER BENEFITS. No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

13.9 COSTS. The Company shall bear all expenses incurred in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

13.10 NO RIGHT TO SAME BENEFITS. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

13.11 DEATH/DISABILITY. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require the agreement of the transferee to be bound by all of the terms and conditions of this Plan.

13.12 SECTION 16(B) OF THE EXCHANGE ACT. All elections and transactions under this Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan and the transaction of business hereunder.

13.13 SUCCESSOR AND ASSIGNS. This Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

13.14 SEVERABILITY OF PROVISIONS. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provision had not been included.

13.15 HEADINGS AND CAPTIONS. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

ARTICLE XIV
EFFECTIVE DATE OF PLAN

          This Plan became effective upon its adoption by the Board and was approved by the stockholders of the Company in accordance with the requirements of the Company’s Certificate of Incorporation and the laws of the State of Delaware. The Plan is hereby amended and restated

on September 23, 2008, which amendment and restatement is effective January 1, 2005; provided, however, that the restatement date for such provisions as were amended prior to the date hereof and after January 1, 2005 shall become effective as of the effective date of the pertinent amendment.

ARTICLE XV
TERM OF PLAN

          No Award shall be granted pursuant to this Plan on or after, July 18, 2011 (the tenth anniversary) of the date this Plan was adopted by the Board, but Awards granted prior to such tenth anniversary may extend beyond that date.

EXHIBIT A TO THE 2001 STOCK INCENTIVE PLAN

PERFORMANCE CRITERIA

          Performance Goals established for purposes of conditioning the grant of an Award based on performance or the vesting of performance-based Awards shall be based on one or more of the following performance criteria (“Performance Criteria”): (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, income before income taxes and extraordinary items, net income, earnings before income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow; (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in, return on capital employed or return on invested capital; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders’ equity; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels in the fair market value of the shares of the Company’s Common Stock; and (x) the growth in the value of an investment in the Company’s Common Stock assuming the reinvestment of dividends. For purposes of item (i) above, “extraordinary items” shall mean all items of gain, loss or expense for the fiscal year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to a corporate transaction (including, without limitation, a disposition or acquisition) or related to a change in accounting principle, all as determined in accordance with standards established by Opinion No. 30 of the Accounting Principles Board.

          In addition, such Performance Criteria may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Code Section 162(m), but only to the extent permitted under Code Section 162(m) (including, without limitation, compliance with any requirements for stockholder approval), the Committee may: (i) designate additional business criteria on which the Performance Criteria may be based or (ii) adjust, modify or amend the aforementioned business criteria.

AMENDMENT NO. 1 TO THE

SCHOLASTIC CORPORATION 2001 STOCK INCENTIVE PLAN

          WHEREAS, Scholastic Corporation (the “Company”) maintains the Scholastic

Corporation 2001 Stock Incentive Plan (the “Plan”); and

          WHEREAS, pursuant to Article XI of the Plan, the Company reserved the right, by action of its Board of Directors or its Human Resources and Compensation Committee (the “Committee”), to amend the Plan from time to time; and

          WHEREAS, the Committee desires to amend the Plan.

          NOW, THEREFORE, effective with respect to Stock Options granted on or after July 21, 2009, the Plan is amended as follows:

Section 10.2(a)(ii) of the Plan is amended in its entirety with the following:

Termination by Reason of Retirement. In the event of a Participant’s Termination of Employment or Termination of Consultancy on or after age 55 with at least ten years of continuous employment, in accordance with the Company’s standard retirement policies, all Stock Options held by such Participant shall become fully exercisable on the date of the Participant’s Termination of Employment or Termination of Consultancy, and may be exercised by the Participant at any time within a period of three years from the date of such Termination of Employment or Termination of Consultancy, but in no event beyond the expiration of the stated terms of such Stock Options.

2. Except as otherwise provided herein, the Plan is ratified and confirmed and shall continue in full force and effect.